Exhibit 10.11

SENIOR SECURED PROMISSORY NOTE

$3,600,000.00	Los Angeles, California	January 14, 2013

FOR VALUE RECEIVED, on or before the applicable Maturity Date (as defined below) or such earlier dates as may be required by the terms hereof, BLEACH GROUP, INC., a Delaware corporation (“Bleach Group”), each of the following direct or indirect subsidiaries of Bleach Group (individually, a “Subsidiary”, and collectively, the “Subsidiaries”): (i) Hombeck Trading Limited, a British Virgin Islands international business company and wholly-owned subsidiary of Bleach Group (“Hombeck”), (ii) Bleach Pty Limited, an Australian company limited by shares and wholly-owned subsidiary of Bleach Group (“Bleach Australia”), (iii) Ksubi Pty Limited, an Australian company limited by shares and wholly-owned subsidiary of Bleach Group (“Ksubi”), (iv) Something Else by Natalie Wood Pty Limited, an Australian company limited by shares and wholly-owned subsidiary of Bleach Australia (“Something Else”), (v) Bleach International (EU) Limited, a Hong Kong company limited by shares and wholly-owned subsidiary of Hombeck (“Bleach International”), (vi) Bleach USA, Inc., a California corporation and wholly-owned subsidiary of Hombeck (“Bleach USA”), (vii) Bleach Europe SARL, a French company and wholly-owned subsidiary of Bleach International (“Bleach Europe”), (viii) Bleach Europe Distribution SAS, a French company and wholly-owned subsidiary of Bleach International (“Bleach Distribution”), each jointly and severally promises to pay to BREAKWATER STRUCTURED GROWTH OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), or to its order, at its office located at 1999 Avenue of the Stars, Suite 3430, Los Angeles, CA 90067, or at such other place as the holder hereof may designate, in lawful money of the United States of America, in cash or immediately available funds acceptable to the holder hereof, the principal sum of THREE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($3,600,000.00), together with interest on the outstanding principal balance until paid in full in accordance with the terms, conditions and provisions hereinafter set forth in this Senior Secured Promissory Note (this “Note”) and in the Loan Agreement (as defined below).  Bleach Group and the Subsidiaries are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower.”

1.             ORIGINAL ISSUE DISCOUNT; FUNDING.

(a)           OID.  Each Borrower understands and agrees that Lender is acquiring this Note subject to an original issue discount of $950,000 (the “OID”).  As a result, notwithstanding anything to the contrary contained in this Note or the Loan Agreement, the face amount of this Note exceeds the amount actually funded (the “Funded Amount”) by the amount of the OID.  Notwithstanding anything to the contrary contained in this Agreement, in the event that Bleach Group completes an underwritten initial public offering of its common stock which results in its common stock being traded on a national securities exchange or the Nasdaq Stock Market (an “IPO”) prior to the first yearly anniversary of the original issue date of this Note (the “Trigger Date”), then the OID shall be reduced to $530,000 in the event that the Note is repaid in full on or prior to the Trigger Date.

(b)           Funding.  Each Borrower acknowledges and agrees that (i) the Funded Amount will be funded directly to Bleach Group, as funding agent for each of the Borrowers, (ii) from and after the date of this Agreement, Bleach Group may, in its sole and absolute discretion, allocate or distribute a portion of the Funded Amount to one or more of the Borrowers to fund such Borrower’s working capital requirements, and (iii) in light of the business relationships among the Borrowers, each Borrower is accepting joint and several liability under this Note and under the Loan Agreement in consideration of the financial accommodations to be provided by Lender under this Note and the Loan Agreement, which Borrowers hereby agree are for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability hereunder.

2.             SECURITY AGREEMENT.  This Note is executed and delivered by Borrowers concurrently with that certain Loan Agreement and related Pledge and General Security Agreement, both of even date herewith (collectively, the “Loan Agreement”), executed by Borrowers to and in favor of Lender.  This Note represents Lender’s funding commitment for the Term Loan (as defined in the Loan Agreement) (less OID) pursuant to the terms of the Loan Agreement.  Each Borrower has granted Lender a security interest in certain of its assets in order to secure payment of its obligations under this Note and the Loan Agreement.

3.             INTEREST RATE.  Interest shall accrue on the unpaid principal balance of this Note, and shall be due and payable to Lender, at the rate of fourteen percent (14.0%) per annum (“Note Rate”).  Interest shall be calculated based upon a 360-day year and actual days elapsed.

4.             PAYMENTS.  Principal and interest on this Note shall be repaid by Borrower as follows:

(i)            interest only in twelve (12) monthly installments of Forty-Two Thousand and 00/100 Dollars ($42,000.00) commencing on the first monthly anniversary of original issue date of this Note; and thereafter

(ii)           twenty-four (24) monthly installments of One Hundred Seventy-Two Thousand Eight Hundred Forty-Six and 38/100 Dollars ($172,846.38) commencing on the thirteenth (13th) monthly anniversary of the original issue date of this Note and ending on the three year anniversary of the original issue date of this Note.

Notwithstanding anything to the contrary contained in this Note, all accrued but unpaid interest under this Note shall be due and payable on the Maturity Date, or earlier upon acceleration of the maturity of this Note or upon prepayment of the principal amount of this Note in full.  If all indebtedness under this Note is not paid in full by the Maturity Date, interest on the unpaid principal balance of this Note (and all accrued unpaid interest thereon) shall accrue and be due, without notice or demand, at the Default Rate (as hereinafter defined).  All payments due hereunder, including payments of principal or interest, shall be made to the holder of this Note in United States Dollars and shall be in the form of immediately available funds acceptable to the holder of this Note.  Lender may, at its sole option, set off any and all indebtedness owing from time to time by Lender to any Borrower against amounts that are then due and owing under this Note.

5.             MATURITY DATE.  The “Maturity Date” shall be the earlier of (i) three (3) year from the Closing Date of the Term Loan, or (ii) the Trigger Date if an IPO is completed prior to the first yearly anniversary of the original issue date of this Note.  Subject to adjustment of the OID in accordance with the provisions of Section 1(a) above, on the Maturity Date the entire unpaid principal balance of the Note, and all unpaid accrued interest thereon, shall be due and payable without demand or notice.

6.             APPLICATION OF PAYMENTS.  All payments received by Lender from or for the account of Borrowers hereunder shall be applied by Lender in the following manner or, upon the occurrence of a Default (as hereinafter defined) in any other order or manner Lender chooses: (i) first, to pay any and all costs, advances, expenses or fees due, owing or payable to Lender, or paid or incurred by Lender, arising from or out of this Note and the Loan Agreement, (ii) second, to pay any accrued unpaid interest due hereunder, and (iii) third, to pay any principal amount then owing under this Note.  All records of payments received by Lender shall be maintained at Lender’s office, and the records of Lender shall, absent manifest error, be binding and conclusive upon Borrowers.  The failure of Lender to record any payment or expenses shall not limit or otherwise affect the obligations of Borrowers under this Note.

7.             UNPAID INTEREST AND COSTS.  Interest, late charges, costs, or expenses that are not received by Lender when such interest, late charges, costs, or expenses become due, shall, at the sole discretion of Lender, be added to the principal balance and shall from the date due bear interest at the Default Rate (as hereinafter defined).

8.             NO OFFSETS OR DEDUCTIONS.  All payments under the Note shall be made by Borrowers without any offset, decrease, reduction or deduction of any kind or nature whatsoever.

9.             DEFAULT.  Any one or more of the following events or occurrences shall constitute a default under this Note (hereinafter “Default”):

(1)                                  Lender does not receive a payment in the amount and within the time and manner as set forth herein; or

(2)                                  An “Event of Default” or “Default” occurs as described and defined in the Loan Agreement or in any other Credit Document (as defined in the Loan Agreement); or

(3)                                  Any Borrower commits a default as specified in any other obligation of such Borrower owing to Lender.

Upon the occurrence of a Default, Lender may, in its sole and absolute discretion, declare the entire unpaid principal balance, together with all accrued and unpaid interest thereon, and all other amounts or payments due hereunder, immediately due and payable, without notice or demand.

10.          DEFAULT RATE.  From and after the occurrence of any Default in this Note, whether by nonpayment, maturity, acceleration, nonperformance or otherwise, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest, costs and late charges) shall bear interest at a per annum rate (the “Default Rate”) equal to six percentage points (6.0%) over the Note Rate.

11.          LATE CHARGES.  Time is of the essence for all payments and other obligations due under this Note.  Each Borrower acknowledges that if any installment payment required under this Note is not received by Lender within five (5) days after the same becomes due, Lender will incur extra administrative expenses (i.e., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment.  Because the actual damages suffered by Lender by reason of such administrative expenses and loss of use of funds would be impracticable or extremely difficult to ascertain, each Borrower agrees that five percent (5%) of the amount of the delinquent installment payment, together with interest accruing on the entire unpaid principal balance of this Note at the Default Rate, as provided above, shall be the amount of damages which Lender is entitled to receive upon such breach, in compensation therefor.  Borrowers shall, in such event, without further demand or notice, pay to Lender, as Lender’s monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of the delinquent payment (in addition to interest at the Default Rate).  The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of Borrowers to make timely payments hereunder.  Nothing in this Note shall be construed as in any way giving Borrowers the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise.  The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of Lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under the Loan Agreement, or to declare a default hereunder or under the Loan Agreement.

12.          PREPAYMENT OF PRINCIPAL; INTEREST.  Borrowers may prepay all or any portion of the principal amount of this Note without penalty.  Concurrently with any prepayment of the unpaid principal balance of this Note, Borrowers shall pay to lender all accrued unpaid interest under this Note.

13.          COSTS AND EXPENSES.  Borrowers hereby jointly and severally agree to pay any and all costs and expenses paid or incurred by Lender by reason of, as a result of, or in connection with, this Note or the Loan Agreement, including, but not limited to, reasonable out of pocket attorneys’ fees and related costs whether such costs or expenses are paid or incurred in connection with the enforcement of this Note or the Loan Agreement, the protection or preservation of the collateral or security for this Note or any other rights, remedies or interests of Lender, whether or not suit is filed.  Each Borrower’s agreement to pay any and all such reasonable out of pocket costs and expenses includes, but is not limited to, reasonable out of pocket costs and expenses incurred in enforcing any judgment obtained by Lender and in connection with any and all appeals therefrom.  All such reasonable out of pocket reasonable out of pocket costs and expenses are immediately due and payable to Lender by Borrowers, whether or not demand therefor is made by Lender.

14.          WAIVERS.  Each Borrower hereby waives grace, diligence, presentment, demand, notice of demand, dishonor, notice of dishonor, protest, notice of protest, any and all exemption rights against the indebtedness evidenced by this Note and the right to plead any statute of limitations as a defense to the repayment of all or any portion of this Note, and interest thereon, to the fullest extent allowed by law, and all compensation of cross-demands pursuant to California Code of Civil Procedure section 431.70.  No delay, omission or failure on the part of Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy of Lender.

15.          MAXIMUM LEGAL RATE.  The parties to this Note intend and agree that the indebtedness evidenced by this Note and the Loan Agreement is and shall remain exempt from the usury provisions of the California Constitution, including, without limitation, by virtue of the provisions of California Corporations Code Section 25118(b).  This Note and the Loan Agreement are subject to the express condition that at no time shall any Borrower be obligated, or required, to pay interest on the principal balance at a rate which could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lender is permitted to charge.  If, by the terms of this Note, Borrowers are, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate, and interest payable hereunder shall be computed at such maximum rate, and any portion of all prior Interest payments in excess of such maximum rate shall be applied, and/or shall retroactively be deemed to have been payments made, in reduction of the principal balance.

16.          AMENDMENT.  This Note may be amended, changed, modified, terminated or canceled only by a written agreement signed by the party against whom enforcement is sought for any such action.

17.          GOVERNING LAW AND JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY IN THE STATE OF CALIFORNIA SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG BORROWER(S), ON THE ONE HAND, AND LENDER, ON THE OTHER HAND, PERTAINING TO THIS NOTE OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE; PROVIDED, THAT BORROWER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAID COUNTY; AND FURTHER PROVIDED, THAT NOTHING IN THIS NOTE SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION WHERE NECESSARY TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS

IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT BORROWER’S ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF EACH ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

18.          AUTHORITY.  Each Borrower, and each person executing this Note on such Borrower’s behalf, hereby represents and warrants to Lender that, by its execution below, such Borrower has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of such Borrower without exception or limitation.

[Signature pages follow]

IN WITNESS WHEREOF, each Borrower has executed this Senior Secured Promissory Note on the day and year first above written.

BLEACH GROUP, INC.

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director / President

HOMBECK TRADING LIMITED

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

BLEACH PTY LIMITED

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

KSUBI PTY LIMITED

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

SOMETHING ELSE BY NATALIE WOOD PTY LIMITED

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

BLEACH INTERNATIONAL (EU) LIMITED

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

COUNTERPART SIGNATURE PAGE TO SENIOR SECURED PROMISSORY NOTE

BLEACH USA, INC.

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director / President

BLEACH EUROPE SARL

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director

BLEACH EUROPE DISTRIBUTION SAS

By:	/s/ Mark Byers
Name:	Mark Byers
Title:	Director